Exhibit 99.1

         Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                             KEYSTONE, INC.

                                             By: /s/ W.R. Cotham
                                                 ---------------
                                                 W.R. Cotham,
                                                 Vice President

                                                 /s/ W.R. Cotham
                                                 ---------------
                                                 W. R. COTHAM
                                                 Attorney-in-Fact for:

                                                 Robert M. Bass (1)


                                             FW PHYSICIANS INVESTORS, L.P.

                                             By: Group 31, Inc.,
                                                 General Partner

                                                 By: /s/ W.R. Cotham
                                                     ---------------
                                                     W.R. Cotham,
                                                     Vice President


                                             GROUP 31, INC.

                                             By: /s/ W.R. Cotham
                                                 ---------------
                                                 W.R. Cotham,
                                                 Vice President

                                                     /s/ J. Taylor Crandall
                                                     ----------------------
                                                     J. TAYLOR CRANDALL

(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.